UNITED STATES BANKRUPTCY COURT NORTHERN DISTRICT OF CALIFORNIA

In re: [CASE NAME]	Commerce One, Inc.		Case No.	04-32820

			CHAPTER 11 MONTHLY OPERATING REPORT (GENERAL BUSINESS CASE)
SUMMARY OF FINANCIAL STATUS
	MONTH ENDED:	04/30/05	PETITION DATE:	10/06/04
1.	Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ____ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
	Dollars reported in	$1
2.	Asset and Liability Structure		End of Current Month	End of Prior Month	As of Petition Filing
	a. Current Assets		$14,583,971	$14,657,055
	b. Total Assets		$14,583,971	$14,657,055
	c. Current Liabilities		$493,152	$589,320
	d. Total Liabilities		$7,329,176	$7,477,727
3.	Statement of Cash Receipts & Disbursements for Month		Current Month	Prior Month	Cumulative (Case to Date)
	a. Total Receipts		$5,981	$66,080	$17,780,490
	b. Total Disbursements		$67,254	$63,820	$3,625,011
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)		($61,273)	$2,260	$14,155,479
	d. Cash Balance Beginning of Month		$14,516,069	$14,513,809	$299,317
	e. Cash Balance End of Month (c + d)		$14,454,796	$14,516,069	$14,454,796
			Current Month	Prior Month	Cumulative (Case to Date)
4.	Profit/(Loss) from the Statement of Operations		($67,911)	($258,968)	($326,879)
5.	Account Receivables (Pre and Post Petition)		$0	$0
6.	Post-Petition Liabilities		$493,152	$589,320
7.	Past Due Post-Petition Account Payables (over 30 days)		$0	$0
At the end of this reporting month:				Yes	No
8.	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)				X
9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)			X
10.	If the answer is yes to 8 or 9, were all such payments approved by the court?			X
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)			X
12.	Is the estate insured for replacement cost of assets and for general liability?			X
13.	Are a plan and disclosure statement on file?			X
14.	Was there any post-petition borrowing during this reporting period?				X
15.	Check if paid: Post-petition taxes X ; U.S. Trustee Quarterly Fees X Check if filing is current for: Post-petition tax reporting and tax returns: X .
	(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)
I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.
Date: ______	Responsible Individual: _________________________________

STATEMENT OF OPERATIONS (General Business Case)
				For the Month Ended	04/30/05
Current Month
Actual	Forecast	Variance				Cumulative (Case to Date)	Next Month Forecast
				Revenues:
-		-	1	Gross Sales		664,426
		-	2	less: Sales Returns & Allowances		-
-	-	-	3	Net Sales		664,426	-
-		-	4	less: Cost of Goods Sold (Schedule 'B')		-
-	-	-	5	Gross Profit		664,426	-
		-	6	Interest		-
		-	7	Other Income:		-
		-	8			-
		-	9			-
-	-	-	10	Total Revenues		664,426	-
				Expenses:
27,473	35,000	7,528	11	Compensation to Owner(s)/Officer(s)		243,328	35,000
-	-	-	12	Salaries		446,146	-
		-	13	Commissions		-
1,622	5,000	3,378	14	Contract Labor		133,346	5,000
		-	15	Rent/Lease: Personal Property		-
3,285	3,000	(285)	16	Real Property		108,138	3,000
-	2,000	2,000	17	Insurance - Health benefits		177,321	2,000
		-	18	Management Fees		-
		-	19	Depreciation and Amortization		21,713
2,102	4,000	1,898	20	Taxes: Employer Payroll Taxes		243,729	4,000
		-	21	Real Property Taxes		-
		-	22	Other Taxes		-
-		-	23	Other Selling		83,859
6,027	40,000	33,973	24	Other Administrative		875,965	40,000
		-	25	Interest		-
		-	26	Other Expenses:		-
		-	27			-
		-	28			-
		-	29			-
		-	30			-
		-	31			-
		-	32			-
		-	33			-
		-	34			-
40,507	89,000	48,493	35	Total Expenses		2,333,545	89,000
(40,507)	(89,000)	48,493	36	Subtotal		(1,669,120)	(89,000)
(16,173)	(175,000)	(158,827)	37	Reorganization Items: Professional Fees		(1,772,327)	(100,000)
		-	38	Provisions for Rejected Executory Contracts		-
		-	39	Interest Earned on Accumulated Cash from		-
				Resulting Chp 11 Case		-
(4,745)		(4,745)	40	Gain or (Loss) from Sale of Equipment		15,539,526
(5,250)		5,250	41	U.S. Trustee Quarterly Fees		(10,500)
(1,236)		1,236	42	Other Income		1,078,553
(27,404)	(175,000)	147,596	43	Total Reorganization Items		14,835,252	(100,000)
(67,911)	(264,000)	196,089	44	Net Profit (Loss) Before Federal & State Taxes		13,166,133	(189,000)
		-	45	Federal & State Income Taxes
(67,911)	(264,000)	196,089	46	Net Profit (Loss)		13,166,133	(189,000)

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

BALANCE SHEET
(General Business Case)
For the Month Ended					04/30/05
	Assets
					From Schedules	Market Value
		Current Assets
1			Cash and cash equivalents - unrestricted			14,454,796
2			Cash and cash equivalents - restricted			42,183
3			Accounts receivable (net)		A	-
4			Inventory		B	-
5			Prepaid expenses			86,991
6			Professional retainers
7			Other:
8
9				Total Current Assets		14,583,971
		Property and Equipment (Market Value)
10			Real property		C	-
11			Machinery and equipment		D	-
12			Furniture and fixtures		D	-
13			Office equipment		D	-
14			Leasehold improvements		D	-
15			Vehicles		D	-
16			Other:		D
17					D
18					D
19					D
20					D
21				Total Property and Equipment		-
		Other Assets
22			Loans to shareholders
23			Loans to affiliates
24
25
26
27
28				Total Other Assets		-
29				Total Assets		14,583,971
	NOTE:
		Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.
Liabilities and Equity
(General Business Case)

	Liabilities From Schedules
		Post-Petition
			Current Liabilities
30				Salaries and wages
31				Payroll taxes
32				Real and personal property taxes		-
33				Income taxes
34				Sales taxes		115,625
35				Notes payable (short term)
36				Accounts payable (trade)	A	5,027
37				Real property lease arrearage
38				Personal property lease arrearage
39				Accrued professional fees		372,500
40				Current portion of long-term post-petition debt (due within 12 months)
41				Other:
42
43
44				Total Current Liabilities		493,152
45			Long-Term Post-Petition Debt, Net of Current Portion
46				Total Post-Petition Liabilities		493,152
		Pre-Petition Liabilities (allowed amount)
47				Secured claims	F	7,219
48				Priority unsecured claims	F	164,575
49				General unsecured claims	F	6,664,230
50				Total Pre-Petition Liabilities		6,836,023
51				Total Liabilities		7,329,176
	Equity (Deficit)
52			Retained Earnings/(Deficit) at time of filing			(5,911,338)
53			Capital Stock
54			Additional paid-in capital
55			Cumulative profit/(loss) since filing of case			13,166,133
56			Post-petition contributions/(distributions) or (draws)
57
58			Market value adjustment
59				Total Equity (Deficit)		7,254,795
60	Total Liabilities and Equity (Deficit)					14,583,971

SCHEDULES TO THE BALANCE SHEET
(General Business Case)
Schedule A
Accounts Receivable and (Net) Payable
Receivables and Payables Agings				Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
	0 -30 Days			-	5,027
	31-60 Days			-	$0
	61-90 Days			-	$0	$0
	91+ Days			-	$0
	Total accounts receivable/payable			-	$5,027
Allowance for doubtful accounts
	Accounts receivable (net)			-
Schedule B
Inventory/Cost of Goods Sold
Types and Amount of Inventory(ies)				Cost of Goods Sold
			Inventory(ies) Balance at End of Month	Inventory Beginning of Month
Add -
	Retail/Restaurants -			Net purchase
	Product for resale			Direct labor
Manufacturing overhead
	Distribution -			Freight in
	Products for resale			Other:

Manufacturer -
Raw Materials
	Work-in-progress			Less -
	Finished goods			Inventory End of Month
Shrinkage
	Other - Explain			Personal Use

				Cost of Goods Sold		$0
	TOTAL		$0

	Method of Inventory Control			Inventory Valuation Methods
	Do you have a functioning perpetual inventory system?			Indicate by a checkmark method of inventory used.
	Yes	No
	How often do you take a complete physical inventory?			Valuation methods -
FIFO cost
	Weekly			LIFO cost
	Monthly			Lower of cost or market
	Quarterly			Retail method
	Semi-annually			Other
	Annually			Explain
Date of last physical inventory was ____________________________________________________________
Date of next physical inventory is __________________________________________________________

Schedule C Real Property
Description		Cost	Market Value

	Total	$0	$0

Schedule D Other Depreciable Assets
Description		Cost	Market Value
Machinery & Equipment -
	Computer Equipment - estimated*	$0	$0

	Total	$0	$0
Furniture & Fixtures -
	Office Furniture and Fixtures - estimated*	$0	$0

	Total	$0	$0
Office Equipment -

	Total	$0	$0
Leasehold Improvements -

	Total	$0	$0
Vehicles -
	Van - estimated	$0	$0

	Total	$0	$0

* Cost of Fixed Assets are estimated based upon taking the June 30,2004 net fixed asset balance of $118,000 and applying a resonable amount of depreciation

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)
Taxes Payable		0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
	Income Tax Withholding					$0
	FICA - Employee					$0
	FICA - Employer					$0
	Unemployment (FUTA)					$0
	Income	$0	$0	$0	$0	$0
	Other (Attach List)	$0	$0	$0	$0	$0
Total Federal Taxes		$0	$0	$0	$0	$0
State and Local
	Income Tax Withholding					$0
	Unemployment (UT)					$0
	Disability Insurance (DI)					$0
	Empl. Training Tax (ETT)					$0
	Sales	$0	$0	$0	$109,299	$109,299
	Excise	$0	$0	$0	$0	$0
	Real property	$0	$0	$0	$0	$0
	Personal property	$0	$0	$0	$6,326	$6,326
	Income	$0	$0	$0	$0	$0
	Other (Attach List)	$0	$0	$0	$0	$0
Total State & Local Taxes		$0	$0	$0	$115,625	$115,625
Total Taxes		$0	$0	$0	$115,625	$115,625
Schedule F
Pre-Petition Liabilities
List Total Claims For Each Classification -				Claimed Amount	Allowed Amount (b)
	Secured claims (a)			$377,309	$7,219
	Priority claims other than taxes			$264,518	$2,310
	Priority tax claims			$657,784	$162,265
	General unsecured claims			$35,370,953	$6,664,230
	(a) List total amount of claims even it under secured.
	(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.
Schedule G Rental Income Information Not applicable to General Business Cases
Schedule H Recapitulation of Funds Held at End of Month
		Account 1	Account 2	Account 3	Account 4
Bank
Account Type
Account No.
Account Purpose
Balance, End of Month
Total Funds on Hand for all Accounts		$0
Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
Increase/(Decrease) in Cash and Cash Equivalents
		For the Month Ended	04/30/05
				Actual Current Month	Cumulative (Case to Date)
	Cash Receipts
1	Rent/Leases Collected
2	Cash Received from Sales			-	1,008,761
3	Interest Received
4	Borrowings
5	Funds from Shareholders, Partners, or Other Insiders
6	Capital Contributions
7	Repatriation of Cash			1,236	1,102,544
8	Sale of Assets			4,745	15,512,457
9	Other			-	156,728
10
11
12		Total Cash Receipts		5,981	17,780,490
	Cash Disbursements
13	Payments for Inventory
14	Selling			-	82,757
15	Administrative			28,099	800,139
16	Capital Expenditures			-	24,912
17	Principal Payments on Debt			-	-
18	Interest Paid			-	-
	Rent/Lease:				-
19		Personal Property			-
20		Real Property		2,722	112,542
	Amount Paid to Owner(s)/Officer(s)				-
21		Salaries		29,574	124,113
22		Draws		-	-
23		Commissions/Royalties		-	-
24		Expense Reimbursements		140	2,339
25		Other		-	-
26	Salaries/Commissions (less employee withholding)			-	804,155
27	Management Fees				-
	Taxes:
28		Employee Withholding
29		Employer Payroll Taxes		-	111,807
30		Real Property Taxes
31		Other Taxes
32	Other Cash Outflows:
33		Contractors		1,469	191,093
34		US Trustee		5,250	10,500
35		Professional		-	1,360,654
36		Other
37
38		Total Cash Disbursements:		67,254	3,625,011
39	Net Increase (Decrease) in Cash			(61,273)	14,155,479
40	Cash Balance, Beginning of Period			14,516,069	299,317
41	Cash Balance, End of Period			14,454,796	14,454,796

STATEMENT OF CASH FLOWS
(Optional) Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended			04/30/05
	Cash Flows From Operating Activities			Actual Current Month	Cumulative (Case to Date)
1	Cash Received from Sales			-	1,008,761
2	Rent/Leases Collected
3	Interest Received/ Repatriation of Cash/Other			1,236	1,259,272
4	Cash Paid to Suppliers
5	Cash Paid for Selling Expenses			-	82,757
6	Cash Paid for Administrative Expenses			28,099	800,139
	Cash Paid for Rents/Leases:
7		Personal Property		2,722	112,542
8		Real Property
9	Cash Paid for Interest
10	Cash Paid for Net Payroll and Benefits			-	804,155
	Cash Paid to Owner(s)/Officer(s)
11		Salaries		29,574	124,113
12		Draws			-
13		Commissions/Royalties			-
14		Expense Reimbursements		140	2,339
15		Other			-
	Cash Paid for Taxes Paid/Deposited to Tax Acct.
16		Employer Payroll Tax		-	111,807
17		Employee Withholdings
18		Real Property Taxes
19		Other Taxes
20	Cash Paid for General Expenses			1,469	191,093
21
22
23
24
25
26
27		Net Cash Provided (Used) by Operating Activities before Reorganization Items		(60,768)	39,089
	Cash Flows From Reorganization Items
28	Interest Received on Cash Accumulated Due to Chp 11 Case
29	Professional Fees Paid for Services in Connection with Chp 11 Case			-	1,360,654
30	U.S. Trustee Quarterly Fees			5,250	10,500
31
32		Net Cash Provided (Used) by Reorganization Items		(5,250)	(1,371,154)
33	Net Cash Provided (Used) for Operating Activities and Reorganization Items			(66,018)	(1,332,065)
	Cash Flows From Investing Activities
34	Capital Expenditures			-	24,912
35	Proceeds from Sales of Capital Goods due to Chp 11 Case			4,745	15,512,457
36
37		Net Cash Provided (Used) by Investing Activities		4,745	15,487,544
	Cash Flows From Financing Activities
38	Net Borrowings (Except Insiders)
39	Net Borrowings from Shareholders, Partners, or Other Insiders
40	Capital Contributions
41	Principal Payments
42
43		Net Cash Provided (Used) by Financing Activities		-	-
44	Net Increase (Decrease) in Cash and Cash Equivalents			(61,273)	14,155,479
45	Cash and Cash Equivalents at Beginning of Month			14,516,069	299,317
46	Cash and Cash Equivalents at End of Month			14,454,796	14,454,796

Payments been made to officers, insiders, shareholders, relatives

	Salaries	Reimbursed Expense	Total
Paul Warenski	13,432.50	-	13,432.50
Peter Seidenberg	14,040.00	-	14,040.00
Total	27,472.50	-	27,472.50

Payments been made to court approved professionals

Total
RAB Tax	78,000.00

Total	78,000.00

The payment to RabTax was made pursuant to the Court's Order Approving Payment of Compensation entered on 3/24/2005